UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 21, 2010

PARADIGM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Wyoming	000-09154	83-0211506
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

9715 Key West Avenue, 3rd Floor, Rockville, Maryland (Address of principal executive offices)	20850 (Zip Code)

(301) 468-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

The Board of Directors of Paradigm Holdings, Inc., a Wyoming corporation (the “Company”), has set the record date for determining shareholders entitled to notice of and to vote at the special meeting of shareholders (the “Special Meeting”) to approve the reincorporation of the Company into the State of Nevada (the “Reincorporation”), and certain other matters, as May 31, 2010.  The Company anticipates that the Special Meeting shall occur on June 21, 2010 or such later date as the Company’s Board of Directors may determine.  The Company anticipates that the Reincorporation will be consummated promptly following the Special Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARADIGM HOLDINGS, INC.

By:	/s/ Peter B. LaMontagne
Peter B. LaMontagne
President and Chief Executive Officer

Date: May 21, 2010